DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund

Diamond Hill Small-Mid Cap Fund

Diamond Hill Mid Cap Fund

Diamond Hill Large Cap Fund

Diamond Hill Select Fund

Diamond Hill Long-Short Fund

Diamond Hill Research Opportunities Fund

Diamond Hill Financial Long-Short Fund

Diamond Hill Corporate Credit Fund

Diamond Hill High Yield Fund

Supplement dated May 31, 2016

to the Prospectus and Statement of Additional Information dated February 28, 2016

Effective May 31, 2016 at 4:00 pm Eastern Time, the Class C shares of the Diamond Mid Cap Fund (the “Fund”) will close to new investors and to subsequent investments by existing shareholders.

The Board of Trustees of the Diamond Hill Funds (the “Board”) has approved a plan to close and liquidate Class C shares (the “Share Class”) of the Diamond Hill Mid Cap Fund. The Board made this decision because the Share Class did not attract sufficient investor assets to sustain its viability.

On or about June 24, 2016, the Share Class will be liquidated and cease its operations (the “Closing Date”). Any shareholders who remain in the Share Class as of the Closing Date will have their shares automatically converted to Class A shares of the Fund as of the close of business on the Closing Date. There will be no fees charged in connection with the conversion.

Effective on the Closing Date, the front-end sales load applicable to purchase the Fund’s Class A shares will be waived on investments made in the Fund’s Class A shares in conjunction with the liquidation of the Share Class. In addition, as of that date, any contingent deferred sales charge applicable to redemptions of the Share Class will be waived in conjunction with the conversion to Class A shares. The conversion will occur on a tax-free basis, and the value of a shareholder’s account will not change as a result of this transaction.

Accordingly, effective on the day following the Closing Date, all references to the Class C shares of the Fund are eliminated from the Prospectus and Statement of Additional Information.

The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time.

This Supplement and the Statutory Prospectus and Statement of Additional Information dated February 28, 2016 provide the information a prospective investor ought to know before investing and should be retained for future reference.